FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 14th day of June, 2010, by and among USA TRUCK, INC., a Delaware corporation, INTERNATIONAL FREIGHT SERVICES, INC., a Delaware corporation, the LENDERS listed on the signature pages hereof and BRANCH BANKING AND TRUST COMPANY, as Administrative Agent.

R E C I T A L S:

The Borrower, the Initial Guarantors, the Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of April 19, 2010 (referred to herein as the “Credit Agreement”).  Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrower and the Initial Guarantors have requested that the Administrative Agent and the Lenders amend Section 5.34 of the Credit Agreement and that upon satisfaction of certain conditions precedent such amendment be made effective as of May 24, 2010 (the “First Amendment Effective Date”) so as to accommodate a certain fuel hedging transaction entered into by the Borrower on May 25, 2010.

The Lenders, the Administrative Agent, the Initial Guarantors and the Borrower desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Initial Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1.  Recitals.  The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2.  Amendment.  The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.01.  Amendment to Section 5.34.  Section 5.34 of the Credit Agreement is amended and restated to read in its entirety as follows:

SECTION 5.34.  Hedge Transactions.  The Loan Parties will not, and will not permit any of their Subsidiaries to, enter into any Hedge Transaction, other than Hedge Transactions entered into in the ordinary course of business to hedge or mitigate risks to which the Loan Parties are exposed in the conduct of their business or the management of their liabilities.  Solely for the avoidance of doubt, the Borrower acknowledges that a Hedge Transaction entered into for speculative purposes or of a speculative nature (which shall be deemed to include, without limitation, any Hedge Transaction under which any Loan Party is or may become obliged to make any payment (i) in connection with the purchase by any third party of any common stock or any Debt or (ii) as a result of changes in the market value of any common stock or any Debt) is not a Hedge Transaction entered into in the ordinary course of business to hedge or mitigate risks.

SECTION 3.  Conditions Precedent to Effectiveness.  The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:

(a)           receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;

(b)           the Administrative Agent shall have received resolutions from the Borrower and Initial Guarantors and other evidence as the Administrative Agent may reasonably request, respecting the authorization, execution and delivery of this Amendment; and

(c)           the fact that the representations and warranties of the Borrower and Initial Guarantors contained in Section 5 of this Amendment shall be true on and as of the date hereof.

SECTION 4.  No Other Amendment.  Except for the amendment set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect.  On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.   This Amendment is not intended to effect, nor shall it be construed as, a novation.  The Credit Agreement and this Amendment shall be construed together as a single agreement.  Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended.  The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes.  The Borrower and Initial Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, and the other Loan Documents being hereby ratified and affirmed.  The Borrower and Initial Guarantors hereby expressly agree that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 5.  Representations and Warranties.  The Borrower and Initial Guarantors hereby represent and warrant to each of the Lenders as follows:

(a)           After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement or any other Loan Document shall have occurred and be continuing unwaived by the Lenders on the date hereof.

(b)           The Borrower and Initial Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

(c)           This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Initial Guarantors and constitutes the legal, valid and binding obligations of the Borrower and Initial Guarantors enforceable against them in accordance with its terms, provided that such enforceability is subject to general principles of equity.

(d)           The execution and delivery of this Amendment and the performance by the Borrower and Initial Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and Initial Guarantors are or may become bound.

(e)           The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all other Liens.

SECTION 6.  Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 7.  Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 8.  Effective Date.  Upon satisfaction of the conditions precedent set forth in Section 3 of this Amendment, this Amendment shall be deemed effective as of the First Amendment Effective Date.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

USA TRUCK, INC.

By:          /s/ Darron R. Ming
Darron R. Ming
Vice President

[CORPORATE SEAL]

INITIAL GUARANTOR

INTERNATIONAL FREIGHT SERVICES, INC.

By:           /s/ Darron R. Ming
Darron R. Ming
Vice President

[CORPORATE SEAL]

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BRANCH BANKING AND TRUST COMPANY,
as Administrative Agent and as a Lender

                                                                                                By:        /s/ Christopher E. Verwoerdt  (SEAL)
Name:   Christopher E. Verwoerdt
Title:     Senior Vice President

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REGIONS BANK

                By:   /s/ David Cravens (SEAL)
Name:       David Cravens
Title:         Exec. V.P.

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U.S. BANK NATIONAL ASSOCIATION

                By:   /s/ Edward B. Hanson (SEAL)
Name:       Edward B. Hanson
Title:         Vice President

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BANK OF AMERICA, N.A.

                By:   /s/ Lisa M. Chrzanowski  (SEAL)
Name:       Lisa M. Chrzanowski
Title:         Vice President

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BANCORPSOUTH BANK

                By:   /s/ Philip W. Doss (SEAL)
Name:       Philip W. Doss
Title:         Sr. Vice President

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